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                                                                    EXHIBIT 10.4

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and entered into effective as of November 6, 2003, by and among PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company ("Borrower"); PETROQUEST ENERGY, INC., a Delaware corporation ("Guarantor"):
BANK ONE, NA, a national banking association, ("Bank One"); and UNION BANK OF CALIFORNIA, N.A., a national banking association, ("UBOC").

                                    RECITALS:

         WHEREAS, Borrower, Guarantor, Bank One and UBOC entered into an Amended and Restated Credit Agreement dated May 14, 2003 (which as the same may be amended from time to time is herein called the "Credit Agreement"), pursuant to which Borrower amended and restated a previously existing credit facility dated May 11, 2001; and

         WHEREAS, Borrower, Guarantor, Bank One and UBOC desire to amend the Credit Agreement as herein set forth.

         NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

                  (a) Definitions. Article I of the Credit Agreement is hereby amended by adding the following new defined terms and their definitions in proper alphabetical sequence as follows:

                           "Aggregate Outstanding Debt" means the sum of all (i)
                  Aggregate Outstanding Credit Exposure; and (ii) the amount of loans and advances made to Borrower under the Subordinated Credit Agreement, all of which is part of the Subordinated Indebtedness."

                           "Subordinated Credit Agreement" means that certain
                  $20,000,000 Senior Second Lien Secured Credit Agreement dated November 6, 2003 among the Borrower and Subordinated Lenders, as the same may be amended from time to time.

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                           "Subordinated Lenders" means Macquarie Americas Corp.
                  a Delaware corporation, individually and as agent, and the other financial institutions who are or become lenders under the Subordinated Credit Agreement.

                           "Subordinated Indebtedness" means the obligation to
                  repay the Subordinated Lenders pursuant to the terms of the Subordinated Credit Agreement.

                           "Subordination Agreement" means the Subordination and
                  Intercreditor Agreement dated November 6, 2003 executed among Borrower, Guarantor, Agent, and Subordinated Lenders in favor of the Agent for the ratable benefit of the Lenders, as amended, supplemented, restated or otherwise modified from time to time.

                           "Tax Adjusted Gross Margin" means Borrower's total
                  revenue from any source minus an amount equal to the sum of Borrower's total lease operating expenses, production taxes, state and federal taxes paid in cash and hedge settlements.

                           "Unutilized Availability" means an amount equal to
                  one hundred thirty percent of the Borrowing Base in effect from time to time; minus the Aggregate Outstanding Debt.

                  (b) Definitions. The following defined terms set forth in
         Article I of the Credit Agreement are hereby amended as follows:

                           "Consolidated Current Assets shall mean the total of
                  the consolidated current assets of Borrower and Guarantor, plus Unutilized Availability; provided, however, in determining consolidated current assets, such determination shall not include non-cash gains, losses or charges required
                  (a) under SFAS 133 or (b) under SFAS 143."

                           "Obligations" means all unpaid principal of and
                  accrued and unpaid interest on the Loans, the Rate Management Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent, the LC Issuer or any indemnified party arising under the Loan Documents.

                           "Security Agreement" means that certain Security
                  Agreement (Accounts) now or hereafter executed by the Guarantor, the Borrower or any of their Subsidiaries in favor of the Agent, for the ratable benefit of the Lenders, as they may be amended or modified and in effect from time to time.

         2. Amendments to the Credit Agreement. The Credit Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:



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                  (a) Section 2.21.1 Issuance, of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:

                           2.21.1 Issuance. Except as provided below, the LC
                  Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby and commercial letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower; provided that an LC Issuer shall not be obligated to issue a Facility LC in favor of any Subordinated Lender; and immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $5,000,000 and (ii) the Aggregate Outstanding Credit Exposure shall not exceed the lesser of (a) the Aggregate Commitment and (b) the Borrowing Base. No Facility LC shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Facility Termination Date and (y) one year after its issuance; provided, however, that any Facility LC with a one-year tenor may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the fifth Business Day prior to the Facility Termination Date) unless the LC Issuer provides prior notice of non-renewal to the beneficiary of such Facility LC.

                  (b) A new Section 5.28 Subordinated Indebtedness is hereby added to the Credit Agreement as follows:

                           "5.28. Subordinated Indebtedness, The Obligations
                  constitute senior indebtedness of the Borrower and Guarantor and are entitled to the benefits of the subordination provisions of all outstanding Subordinated Indebtedness."

                  (c) Section 6.2 Use of Proceeds, of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:

                           "6.2. Use of Proceeds. The Borrower will, and will
                  cause the Guarantor and each of their Subsidiaries to, use the proceeds of the Credit Extensions (x) for the acquisition, development and exploration of Oil & Gas Properties; (y) for working capital requirements; and (z) Letters of Credit. The Borrower will not, and will cause the Guarantor and each of their Subsidiaries not to, use any of the proceeds of the Credit Extensions: (a) to purchase or carry any "margin stock" (as defined in Regulation U) or extend credit to others for the purpose of purchasing or repurchasing or carrying margin stock; and (b) except as permitted hereby, to cancel or make a payment in connection with any obligation arising from the Subordinated Credit Agreement including, without limiting the generality of the foregoing, the repayment of the Subordinated Indebtedness."

                  (d) Section 6.3. Notice of Default, of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:



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                           "6.3. Notice of Default. The Borrower will, and will
                  cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect. Furthermore the Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any "Event of Default" as defined in the Subordinated Credit Agreement."

                  (e) Section 6.11 Indebtedness, of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:

                           "6.11. Indebtedness. The Guarantor and the Borrower
                  will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

                                    (i) the Credit Extensions;

                                    (ii) Indebtedness existing on the date
                           hereof and described in Schedule 6.11;

                                    (iii) Indebtedness arising under Rate
                           Management Transactions permitted under Section 6.25;

                                    (iv) Indebtedness among the Guarantor, the
                           Borrower or any of their Subsidiaries;

                                    (v) Indebtedness associated with bonds or
                           surety obligations required by any governmental or regulatory authority or prior owner in connection with owning or operating its Oil and Gas Properties in the ordinary course of business;

                                    (vi) unsecured accounts payable incurred in
                           the ordinary course of Business which remain unpaid after the expiration of ninety (90) days beyond invoice date or are being contested in good faith and as to which such reserve as is required by Agreement Accounting Principles has been made;

                                    (vii) Indebtedness not to exceed at any one
                           time $500,000 related to purchase money financing;

                                    (viii) Indebtedness relating to Capitalized
                           Lease Obligations not to exceed at any one time $500,000;

                                    (ix) Indebtedness relating to net production
                           imbalances not to exceed at any one time $1,000,000;



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                                    (x) Indebtedness relating to overriding
                           royalties and other interests carved out of production incurred in the ordinary course of oil and gas exploration and development projects;

                                    (xi) Indebtedness associated with the
                           financing of premiums for business insurance of the Guarantor, the Borrower and their Subsidiaries;

                                    (xii) Contingent Obligations of the
                           Guarantor in connection with guarantees of the obligations of the Borrower and its Subsidiaries in connection with owning and operating Oil and Gas Properties in the ordinary course of business.

                                    (xiii) Non-Recourse Indebtedness not to
                           exceed $25,000,000; and

                                    (xiv) the Subordinated Indebtedness."

                  (f) Section 6.15 Liens, of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:

                           "6.15. Liens. The Borrower will not, nor will it
                  permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

                                    (i) Liens for taxes, assessments or
                           governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books;

                                    (ii) Liens imposed by Law, such as
                           carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than ninety (90) days past due, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books;

                                    (iii) Liens arising out of pledges or
                           deposits under worker's compensation Laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                                    (iv) utility easements, building
                           restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries;



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                                    (v) Liens existing on the date hereof in
                           favor of the Minerals Management Service;

                                    (vi) Liens in favor of the Agent, for the
                           benefit of the Lenders, granted pursuant to any Collateral Document and other Liens expressly permitted under the Collateral Documents;

                                    (vii) Liens in favor of operators and
                           non-operators under joint operating agreements or similar contractual arrangements arising in the ordinary course of the business of the Borrower or its Subsidiaries to secure amounts owing, which amounts are not more than ninety (90) days past due or are being contested in good faith by appropriate proceedings, if such reserve as may be required by Agreement Accounting Principles shall have been made therefor;

                                    (viii) Liens under production sales
                           agreements, division orders, operating agreements, and other agreements customary in the oil and gas business for processing, producing, and selling Hydrocarbons securing obligations not constituting Indebtedness and provided that such Liens do not secure obligations to deliver Hydrocarbons at some future date without receiving full payment therefor within ninety (90) days of delivery.

                                    (ix) Liens in favor of any of the Lenders in
                           connection with Rate Management Transactions; and

                                    (x) Liens in favor of the Subordinated
                           Lenders securing the Subordinated Indebtedness, which are inferior in right and time to the Liens in favor of the Lenders."

                  (g) Section 6.24 General and Administrative Expense Limitation of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:

                  "6.24. General and Administrative Expense Limitation. Borrower will not permit the Consolidated G&A to exceed:

                  (a) four million five hundred thousand dollars ($4,500,000) in the aggregate for the last six calendar months of 2003; or

                           for each calendar quarter beginning January 1, 2004,
                  the lesser of (i) two million five hundred thousand ($2,500,000) or (ii) thirty-one percent (31%) of the Tax Adjusted Gross Margin; provided, however, if Borrower's Consolidated G&A for any quarter exceed 31% of the Tax Adjusted Gross Margin, the maximum allowable Consolidated G&A for Borrower during the immediately succeeding quarter will be 18% of the Tax Adjusted Gross margin; and provided further that a



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                  breach of clause (ii) of this Section 6.24(b) can only form the basis of a Default if Borrower's Consolidated G&A exceed
                  (x) 31% of the Tax Adjusted Gross Margin during any quarter and (y) 18% of the Tax Adjusted Gross Margin during the immediately succeeding quarter; and provided further that, notwithstanding anything in this Section 6.24(b) to the contrary, the Consolidated G&A of Borrower shall not exceed 35% of the Tax Adjusted Gross Margin. "

                  (h) Section 6.25 Rate Management Transactions, of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:

                           "6.25. Rate Management Transactions. Neither the
                  Borrower nor any Subsidiary will be a party to or in any manner be liable on any Rate Management Transactions except:

                                    (i) contracts entered into with the purpose
                           of fixing prices on oil or gas expected to be produced by the Borrower or its Subsidiaries, provided that at all times: (a) no such contract fixes a price for a term of more than twenty-four
                           (24) months for any such contract to which any Lender or any Affiliate thereof is a counter-party and thirty-six (36) months for any such contract for which any Subordinated Lender or any Affiliate thereof is a counter-party; or (b) the aggregate monthly production covered by all such contracts (determined, in the case of contracts that are not settled on a monthly basis, by a monthly pro-ration acceptable to the Agent) for any single month does not in the aggregate exceed seventy-five percent (75%) of the aggregate Projected Oil and Gas Production of Borrower and its Subsidiaries anticipated to be sold in the ordinary course of such Person's business for such month; (c) each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender, a Subordinated Lender, or one of their respective Affiliates) at the time the agreement is made has (or whose holding company has) long-term obligations rated AA or AA2 or better, respectively, by either S&P or Moody's or is an investment grade-rated industry participant. As used in this subsection, the term "Projected Oil and Gas Production" means the projected production of oil or gas from the "proved, developed, and producing" category set forth in the most recent Reserve Report (measured by volume unit or BTU equivalent, not sales price) for the term of the contracts or a particular month, as applicable, from Oil and Gas Properties and interests owned by the Guarantor, the Borrower and their Subsidiaries which are located in or offshore of the United States of America and which have attributable to them proved oil or gas reserves, as such production is projected in the most recent report delivered pursuant to Section 6.1, after deducting projected production from any properties or interests sold or under contract for sale that had been included in such report and after adding projected production from any properties or interests that had not been reflected in such report but that are reflected in a separate or supplemental



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                           reports meeting the requirements of Section 6.1 above
                           and otherwise are satisfactory to the Agent;

                                    (ii) contracts entered into by the Borrower
                           or any Subsidiary with the purpose and effect of fixing interest rates on a principal amount of indebtedness of such Person that is accruing interest at a variable rate, provided that (a) the aggregate notional amount of such contracts never exceeds seventy-five percent (75%) of the anticipated outstanding principal balance of the indebtedness to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, (b) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness to be hedged by such contract, and (c) each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender, a Subordinated Lender, or one of their Affiliates) at the time the contract is made has (or whose company has) long-term obligations rated AA or AA2 or better, respectively, by either S&P or Moody's or is an investment grade-rated industry participant.

                                    (iii) Existing Rate Management Transactions
                           with Credit Lyonnais Rouse Derivatives and
                           Entergy-Koch Trading LP as more particularly described on Schedule 6.25; and

                                    (iv) contracts entered into pursuant to
                           Section 6.17 of the Subordinated Credit Agreement with the purpose of fixing prices on oil or gas expected to be produced by the Borrower or its Subsidiaries.

                           Within ninety (90) days of the date hereof, the Borrower shall establish and shall at all times thereafter maintain Rate Management Transactions consisting of contracts entered into with the purpose of fixing prices on oil or gas expected to be produced by the Guarantor, the Borrower and their Subsidiaries, covering at least fifty percent (50%) of the aggregate volumes of Hydrocarbons listed in the "proved, developed, and producing" category set forth in the most recent Reserve Report, determined on a rolling twelve month basis."

                  (i) A new Section 6.31.4 to the Credit Agreement is hereby added as follows:

                           "6.31.4. Limitation on Aggregate Outstanding Debt.
                  The Borrower shall not permit Aggregate Outstanding Debt to be greater than one hundred and thirty percent (130%) of the Borrowing Base in effect from time to time."

                  (j) A new Section 6.32 to the Credit Agreement is hereby added as follows:



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                      "6.32. Subordinated Indebtedness. The Borrower will
                  promptly provide the Agent with copies of all documentation, notices and reports provided by or on behalf of the Borrower, Guarantor or any Subsidiary to the Subordinated Lenders. On or before the tenth (10th) day of each calendar month, the Borrower shall deliver to the Agent a certificate, executed by an Authorized Officer of the Borrower, setting forth the outstanding balance of the Subordinated Indebtedness as of the last day of the preceding month. The Borrower will not, and will not permit the Guarantor or any Subsidiary to, make any
                  (i) payments on the principal amount of any Subordinated Indebtedness; (ii) payments of interest on the Subordinated Indebtedness if (a) the Aggregate Outstanding Credit Exposure of the Borrower exceeds eighty percent (80%) of the Borrowing Base in effect from time to time or (b) after the occurrence of a Unmatured Default or a Default; (iii) amendment or modification to the Subordinated Credit Agreement or any other agreement evidencing or governing any Subordinated Indebtedness without the prior written consent of the Agent; or (iv) directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any portion of the Subordinated Indebtedness without the prior written consent of the Agent."

                  (k) A new Section 6.33 to the Credit Agreement is hereby added as follows:

                  "Section 6.33 Change of Operators. If pursuant to the terms of the Subordinated Credit Agreement, the Subordinated Lenders request that the Borrower or any Subsidiary replace or vote to replace the operator of any of the Oil & Gas Properties, the Borrower will not and will not permit any Subsidiary to do so without the prior written consent of Lenders, which consent will not be unreasonably withheld."

                  (l) Section 7.3 of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:

                      "7.3. The material breach by the Borrower of any of the
                  terms or provisions of Article VI Sections 6.2, 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18, 6.19, 6.20, 6.24,
                  6.25, 6.26, 6.27, 6.28, 6.29, 6.30, 6.31 or 6.32 and/or the
                  occurrence of an "Event of Default" under the Subordinated Credit Agreement provided, however, any amendment, modification or waiver by the Subordinated Lenders of any such "Event of Default" shall not constitute an amendment, modification or waiver hereunder."

                  (m) A new Section 7.20 to the Credit Agreement is hereby added as follows:

                      "7.20 The Borrower shall fail to timely pay any of its
                  obligations to the Subordinated Lender under the Subordinated Credit Agreement or any other default shall occur thereunder."

                  (n) Section 8.1 Acceleration, of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:


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                           "(i) If any Default described in Section 7.6, 7.7 or
                  7.20 occurs with respect to the Borrower or any of its Subsidiaries, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent, the LC Issuer or any Lender and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the excess of (x) the amount of LC Obligations at such time, over (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"). If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may (a) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or notice of any kind, all of which the Borrower hereby expressly waives, and (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                           (ii) If at any time while any Default is continuing,
                  the Agent determines that the Collateral Shortfall Amount is greater than zero, the Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                           (iii) The Agent may at any time or from time to time
                  after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations or any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or the LC Issuer under the Loan Documents.

                           (iv) At any time while any Default is continuing,
                  neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.



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

                           (v) If, within ten (10) days after acceleration of
                  the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination."

         3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective when, and only when, the Agent and Lenders shall have received counterparts of this Amendment executed by Borrower and Guarantor and
Section 2 hereof shall become effective when, and only when, the Agent and Lenders shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Lender (which date shall be the same for all such documents), in form and substance satisfactory to the Lender:

                  (a) Counterparts of this Amendment duly executed by Borrower, Guarantor and Lenders;

                  (b) A copy of the resolutions approving this Amendment, and authorizing the transactions contemplated herein or therein duly adopted by the Managers of Borrower, accompanied by a certificate of the duly authorized Secretary of Borrower, that such copy is a true and correct copy of the resolutions duly adopted by the Managers of Borrower, and that such resolutions constitute all the resolutions adopted with respect to such transactions, and have not been amended, modified or revoked in any respect and are in full force and effect as of the date hereof;

                  (c) A copy of the resolutions approving this Amendment, and authorizing the transactions contemplated herein or therein duly adopted by the Board of Directors of Guarantor, accompanied by a certificate of the duly authorized Secretary of Guarantor, that such copy is a true and correct copy of the resolutions duly adopted by the Board of Directors of Guarantor, and that such resolutions constitute all the resolutions adopted with respect to such transactions, and have not been amended, modified or revoked in any respect and are in full force and effect as of the date hereof;

                  (d) Copies of all documentation executed by Borrower and Guarantor in connection with the Subordinated Credit Agreement and the Subordinated Indebtedness, certified by an Authorized Officer of Borrower that such documents are true, correct and complete:

                  (e) The Subordination Agreement, duly executed by Borrower, Guarantor and the Subordinated Lenders;

                  (f) There shall not have been, in the sole judgment of Lenders, any material adverse change in the financial condition, business or operations of Borrower or Guarantor;

                  (g) Payment by Borrower of the fees and expenses of counsel to Lenders in connection with the preparation and negotiation of this Amendment and all documents and instruments contemplated hereby;

                  (h) The legal opinion of counsel to Borrower and Guarantor, in form and substance satisfactory to the Agent and its counsel;

                  (i) The Security Agreement, executed by Borrower and Guarantor, in a form satisfactory to the Agent, the Lenders and their counsel with respect to the accounts therein described, which are a part of the Collateral; and

                  (j) The execution and delivery of such additional documents and instruments which the Agent and its counsel may deem necessary to effectuate this Amendment or any document executed and delivered to Lenders in connection herewith or therewith.

         4. Representations and Warranties of Borrower. Borrower represents and warrants as follows:

                  (a) Borrower and Guarantor are each duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower and Guarantor, as the case may be, enforceable against such party in accordance with its terms. This Amendment does not violate any provisions of the Articles of Organization or limited liability agreement of Borrower, the Certificate of Incorporation or By-Laws of Guarantor, or any contract, agreement, law or regulation to which either Borrower or Guarantor is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state;

                  (b) After giving affect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true, correct and complete on and as of the date hereof as though made on and as of the date hereof; and

                  (c) After giving affect to this Amendment, no event has occurred and is continuing which constitutes a Default or Unmatured Default.

         5. Reference to and Effect on the Loan Documents.

                  (a) Upon the effectiveness of Section 2 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and the Note(s), and all other instruments securing or guaranteeing Borrower's obligations to Lenders, including the Collateral Documents, as amended (collectively, the "Security Instruments") shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower and Guarantor under the Credit Agreement and the Note(s), as amended hereby, and under the other Security Instruments.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Instruments, nor constitute a waiver of any provision of any of the Security Instruments.

         6. Waiver. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, Borrower and Guarantor each warrants and represents to Lenders that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lenders or any defense to (i) the payment of any obligations and indebtedness under the Note(s) and/or the Security Instruments, or (ii) the performance of any of its obligations with respect to the Note(s) and/or the Security Instruments, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably waives any and all claims and causes of action against Lenders and any defenses to its payment and performance obligations in respect to the Note(s) and the Security Instruments.

         7. Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Lenders in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lenders. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

         8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         10. Final Agreement. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                             "BORROWER"

                             PETROQUEST ENERGY, L.L.C.



                             By: /s/ Michael O. Aldridge
                                ------------------------------------------------
                                Michael O. Aldridge, Chief Financial Officer

                             "GUARANTOR"

                             PETROQUEST ENERGY, INC.


                             By: /s/ Michael O. Aldridge
                                ------------------------------------------------
                                Michael O. Aldridge, Chief Financial Officer

                                       "LENDERS"

                                       BANK ONE, NA,
                                       As the Agent, a Lender and LC Issuer


                                       By: /s/ Charles Kingswell-Smith
                                          -------------------------------------
                                            Charles Kingswell-Smith
                                            Director

                                           UNION BANK OF CALIFORNIA, N.A.
                                           As a Lender


                                           By: /s/ Damien Meiburger
                                               ---------------------------------
                                           Name: Damien Meiburger
                                                 -------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------